Share-Based Compensation	12 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
Share-Based Compensation
13. Share-Based Compensation
The Company’s board of directors issued ordinary A shares of Mirion TopCo common stock for the fair value at the time of issuance. In total, the Company has issued 1,483,795 shares as of June 30, 2021. The shares were issued subject to certain vesting conditions, restrictions on transfer and repurchase rights (further collectively referred to as “Shares”) by Mirion TopCo, other employees of the Company or by investors in Mirion TopCo. Under the service vesting conditions, the Shares, vest over four years, with one-quarter
vesting after one year of service, and the remainder vesting in equal installments over the subsequent thirty-six
months.
Vesting of all Shares is subject to acceleration in the event of certain change of control transactions. The Shares have voting rights and participate in dividends and distributions, if declared; however, the holders of the Shares forfeit their voting rights upon termination of employment regardless of vesting status.
The unvested Shares are subject to repurchase at a price equal to the lesser of (i) the fair value at the issuance date or (ii) the fair value of the Shares as determined on the repurchase date. The Company has determined that this repurchase right is a forfeiture provision and accounted for the Shares issued to management as a share-based compensation arrangement, with a requisite service period of 4 years. The fair value of the Shares was estimated using the Black-Scholes option-pricing model, with the following assumptions:

	Years Ended June 30,
	2020	2019
Dividend yield	0.0%	0.0%
Risk-free interest rate 1	0.2%	2.7%
Expected volatility 2	55.7%	25.1%
Expected term (in years) 3	3	2
Fair value	$0.37	$0.16
1	The risk-free rate is based on the US Treasury yields in effect at the time of grant corresponding with the expected term.
2	Expected volatility is based on historical volatilities from a group of comparable entities for a time period similar to that of the expected term and the expected term.
3	Expected term is based on probability and expected timing of market events.
No Shares were issued during the fiscal year ended June 30, 2021. During the years ended June 30, 2021, and June 30, 2020, no options existed or were granted.
A summary of restricted stock activity within the Company’s equity plans and changes for the years ended June 30, 2021, and June 30, 2020, is as follows:

	Shares (in millions)	Weighted Average Grant- Date Fair Value	Total Fair Value (in millions)
Restricted Stock Awards
Nonvested at July 1, 2019	0.4	$0.39	$0.2
Granted	0.2	0.37	0.1
Vested	(0.1)	0.27	—
Repurchased	(0.1)	0.57	(0.1)

Nonvested at June 30, 2020	0.4	$0.41	$0.1
Granted	—	—	—
Vested	(0.2)	0.35	(0.1)
Repurchased	—	—	—

Nonvested at June 30, 2021	0.2	$0.27	$—
The Company repurchased from and reissued 144,219 Shares to members of the management team during fiscal year ended June 30, 2020. Any forfeited Shares of restricted common stock were treated as a cancellation with remaining unrecognized expense for the unvested awards recognized on the date of cancellation. The Company did not reverse previously recognized compensation expenses as a result of these cancellations. No Shares were repurchased or reissued during the fiscal year ended June 30, 2021.
Total share-based compensation expense in our consolidated statement of operations and comprehensive loss for fiscal years 2021, 2020 and 2019 was $0.0 million, $0.2 million, and $0.1 million, respectively. The total value of the Shares is amortized as compensation expense ratably over the vesting period of each individual tranche, beginning at the grant date. As of June 30, 2021, there was no unrecognized compensation expense related to the Shares that is expected to be recognized over the remaining service period.